Exhibit 10.11


6-1162-DLJ-472R2



United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois  60666

Subject:      Letter Agreement No. 6-1162-DLJ-472R2 to
              Purchase Agreement No. 1602 -
              Certain Contractual Matters

Gentlemen:

Reference is made to Purchase Agreement No. 1602 dated as of March 1,1990 (the Purchase Agreement) between The
Boeing Company (Boeing) and United Air Lines, Inc.
(Buyer) relating to the sale by Boeing and the purchase by Buyer of fourteen (14) 767-322ER aircraft (sometimes referred to as the Aircraft, Firm Aircraft or the Reconfirmation Aircraft). Further reference is made to Letter Agreement 1602-5 dated as of March 1,1990 to the Purchase Agreement relating to the granting of options to purchase fourteen (14) 767-322ER option aircraft
(the Option Aircraft).

This letter, when accepted by Buyer contemporaneously with the execution of Supplemental Agreement No. 10 to the Purchase Agreement, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.





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4.  Use or Application of Credit Memoranda.

       Each credit memorandum issued per paragraph 2 above may be applied by Buyer to the final payment of the purchase price of the Aircraft, Reconfirmation
Aircraft or Option Aircraft for which such credit memorandum was issued or in payment for Boeing proprietary spare parts or other Boeing goods and services.

5.  Certain Advance Payment Matters.

       5.1    Notwithstanding Article 5.2, Advance
Payments, of the Purchase Agreement and paragraph 4.3 of Letter Agreement 1602-5, the following advance payment schedule (the Alternate Advance Payment
Schedule) is substituted for the schedules detailed in such Article 5.2 and paragraph 4.3. All other terms and conditions of such Article 5.2 and paragraph 4.3 will remain unchanged, except as set forth in paragraph
5.3 below.

                                     Amount due or paid
Due Date of Payment                     per Aircraft






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       5.2    Boeing shall defer remaining advance
payments required pursuant to the Advance Payment
Schedule set forth in Article 5.2 of the Purchase
Agreement and paragraph 4.3 of Letter Agreement 1602-5 from the normal due date of each such payment to the date of delivery of the respective Aircraft. Buyer shall pay interest on the amount of each advance payment deferred, calculated on the basis of a 365/366 day year from the actual number of days elapsed from the date each such advance payment is due to the date such advance payment is paid in full at a fluctuating rate per annum equal to [*CONFIDENTIAL MATERIAL OMITTED
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by Citibank, N.A., New York as its base rate, from time
to time, as such bank's base rate may change, each change in such fluctuating rate to take place simultaneously with the corresponding change in such base rate, calculated on the basis of a year of 365/366 days for the actual number of days elapsed. Buyer shall pay to Boeing such deferred advance payments and interest due thereon, on the date of delivery of each Aircraft to which such deferred advance payment applies and Boeing shall issue a credit memorandum to Buyer in the amount equal to the accrued interest on deferred advance payments for each Aircraft upon delivery of such Aircraft to Buyer. Such credit may be applied by Buyer as provided in paragraph 4 hereof.






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8.  Certain Substitution Rights Regarding New Model
    Aircraft.

       If Boeing decides to proceed with the
development and production of a derivative of the 767 aircraft (hereinafter referred to as the Model 767X aircraft for convenience), Buyer may substitute such Model 767X aircraft, subject to the terms hereof.
Boeing will advise Buyer as soon as possible of its decision regarding offerability of the Model 767X aircraft. If Boeing elects to offer the Model 767X aircraft, Boeing will issue a proposal and business offer to Buyer as soon as practicable, specifying available 767X positions, subject to prior sale. If
Buyer accepts such proposal and business offer and enters into a definitive agreement within thirty (30) days thereafter, or a later date as mutually agreed upon, Buyer may substitute Model 767X aircraft for 767-
322ER Option Aircraft and Reconfirmation Aircraft on a one-for-one basis.

9.  Labor Disruption.

       It is recognized by the parties that a strike was commenced against Boeing on October 4, 1989 by its principal employee union, and was recently concluded.
It is not presently known what the effect of such strike will be upon Boeing's undertaking set forth in the Purchase Agreement. However, the effect of such strike is not expected to delay the delivery of each Aircraft by more than three (3) months. The parties agree that any delay in the performance of any obligation of Boeing under the Purchase Agreement as a result of such strike shall be deemed an excusable delay within and subject to the excusable delay provisions set forth in Article 6 of the Purchase
Agreement.





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12.  Non-Disclosure.

       Buyer understands that certain commercial and financial information contained in this letter agreement is considered by Boeing as privileged and confidential. Buyer agrees that it will treat such information as privileged and confidential and will not without prior written consent of Boeing, disclose such information to any other person except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of Article 11.2 of the Purchase Agreement. In connection with any such disclosure or filing of such information pursuant to any applicable law or governmental regulations; Buyer shall request and use its best reasonable efforts to obtain confidential treatment of such information.
Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment. In fulfilling its obligations under this paragraph 11, Buyer shall only be required to use the same degree of care to prevent unauthorized disclosure and use of the information contained in this Letter Agreement as Buyer would use to prevent the disclosure and use of its own commercial and financial information of the same or similar nature and which it considers proprietary or confidential.



If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By /s/ M. Monica Fix

Its Attorney-in-Fact


ACCEPTED AND AGREED TO this

Date: April 13, 1995



UNITED AIR LINES, INC.


By /s/ Douglas A. Hacker

Its Senior Vice President - Finance





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